SUPPLEMENT TO

CALVERT SOCIALLY RESPONSIBLE FUNDS PROSPECTUS

Calvert Social Investment Fund

Calvert World Values International Equity Fund

Calvert Large Cap Growth Fund

Calvert Social Index Fund

Calvert Capital Accumulation Fund

Calvert New Vision Fund

Prospectuses dated: January 31, 2002, revised April 15, 2002

Date of Supplement: May 28, 2002

Amendment to Exhibit A "Reduced Sales Charges (Class A)". Please insert as a new section (vi) under "Other Circumstances":

There is no sales charge on shares of any fund of the Calvert Funds sold to

(vi) certain college savings plans qualified under Section 529 of the Internal Revenue Code whose sponsors or administrators have entered into an agreement with Calvert for Calvert to perform investment advisory services.